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                                                                    Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
1st Colonial Bancorp, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                 /s/ KPMG LLP




Philadelphia,Pennsylvania
September 13, 2002